SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                Date of Report (Date of Earliest Event Reported):

                                 October 1, 1998

                        Modis Professional Services, Inc.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Florida                        0-24484                   59-3116655
- ------------------------      ------------------------       -----------------
(State of Incorporation)      (Commission file number)         (IRS Employer
                                                             Identification No.)

                   1 Independent Drive, Jacksonville, FL 32202
           ----------------------------------------------------------
           (Address of principal executive office including zip code)

                                 (904) 360-2000
                         -------------------------------
                         (Registrant's telephone number)


Item 2.  Acquisition or Disposition of Assets

     On October 1, 1998, Modis Professional Services, Inc., formerly AccuStaff Incorporated (the "Company"), completed the sale of its commercial staffing business for $850 million in cash to Randstad US, L.P., the U.S. operating company of Randstad Holding nv, an international staffing company based in The Netherlands.

     The after-tax cash proceeds will be used to pay-off borrowings, for future acquisitions and for other general corporate purposes.

     The foregoing description of the sale to Randstad U.S., L.P., is not intended to be complete and is qualified in its entirety by reference to the acquisition agreement among Randstad Holding nv, Randstad US, L.P., and the Company, which is filed as Exhibit 2 hereto and is hereby incorporated by reference herein.

     Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

Item 5.  Other Events

     The Company changed its name to Modis Professional Services, Inc. on October 1, 1998. In addition, on October 1, 1998, the Company changed its trading symbol on the New York Stock Exchange from "ASI" to "MPS".

     The Company also announced on October 1, 1998 that it will issue a Notice of Redemption to the holders of the Company's 7% Convertible Senior Notes due 2002 (the "Notes"). The Company will redeem the Notes at a redemption price equal to 104% of their principal amount (the "Redemption Price"). The Redemption Price will become due and payable on November 1, 1998, and interest on the Notes will cease to accrue on and after November 1, 1998. The Notes' November 1, 1998 interest payment will be made in the usual manner.

The Notes are convertible into shares of the Company's common stock. The right to convert Notes called for Redemption will terminate at the close of business on October 30, 1998. If the Conversion Privilege is exercised, the holder of a Note will receive the number of shares of the Company's common stock that results from dividing the principal amount of the Notes to be converted by the current conversion price of $11.35 per share. The Company may, at its discretion, from time to time, buy the convertible senior notes in the open market or privately negotiated transactions through November 1, 1998.

     As of September 30, 1998, the Company had $86,250,000 in principal amount of Notes outstanding. The Notes were originally issued by Career Horizons, Inc., before such Company was acquired and became a subsidiary of the Company.

     Reference is made to the press release filed as Exhibit 99.2 hereto. The information set forth in Exhibit 99.2 is hereby incorporated by reference herein.


Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of businesses acquired.

               Not applicable

        (b)  Pro Forma financial information.

             Introduction.

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

             Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year ended December 31, 1997.

             Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months ended June 30, 1998.

             Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.


Introduction

The following unaudited pro forma condensed consolidated financial statements as of June 30, 1998 and for the year ended December 31, 1997 and the six months ended June 30, 1998 give effect to: (i) the sale of the Company's commercial businesses; (ii) the planned disposal of the Company's remaining health care businesses; and (iii) the repayment of the Company's outstanding revolving credit facility balance as if those events had occurred on January 1, 1997 with respect to the year ended December 31, 1997 unaudited pro forma condensed consolidated statements of income and January 1, 1998 for the unaudited pro forma balance sheet as of June 30, 1998 and the unaudited pro form condensed consolidated statement of income for the six months ended June 30, 1998. The unaudited pro forma condensed consolidated financial statements presented herein do not purport to represent what the Company's actual results of operations would have been had the transactions described above occurred on those dates or to project the Company's results of operations for any future period.

This information has previously been files on form 8-K/A dated October 16, 1998 which is amended herein to reflect the changes made in the Company's historical June 30, 1998 form 10-Q as a result of these events.

Modis Professional Services Incorporated and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
(dollar amounts in thousands except per share amounts)


                                            (1)
                                        Historical
                                         June 30,             (2)             Pro
                                           1998           Adjustments        Forma
                                      ---------------- --------------- ----------------

               Assets
Current assets:
   Cash and cash equivalents                   29,247         401,000          430,247
   Accounts receivable, net                   297,275               -          297,275
   Prepaid expenses                            23,082               -           23,082
   Deferred income taxes                        5,937               -            5,937
   Other                                       17,216               -           17,216
   Net Assets of Discontinued
     operations                               362,024        (362,024)(9)            -
                                      ---------------- ---------------- ---------------

      Total current assets                    734,781          38,976          773,757

Furniture, equipment and leasehold
   improvements, net                           35,962               -           35,962
Goodwill, net                                 902,515               -          902,515
Other assets                                   23,124               -           23,124
                                      ---------------- ---------------- ---------------
      Total assets                          1,696,382          38,976        1,735,358
                                      ================ ================ ===============
Liabilities and Stockholders' Equity

Current liabilities:
   Notes payable                               19,079                -          19,079
   Accounts payable and accrued
     expenses                                  76,172          265,000         341,172
   Accrued payroll and related taxes           41,911                -          41,911
                                      ---------------- ---------------- ---------------

      Total current liabilities               137,162          265,000         402,162

Convertible debt                               86,250                -          86,250
Notes payable and revolviing credit
   facility                                   411,680         (409,000)          2,680
Other                                           9,465                -           9,465

                                      ---------------- ---------------- ---------------
      Total liabilities                       644,557         (144,000)        500,557
                                      ---------------- ---------------- ---------------

                                      ---------------- ---------------- ---------------

      Stockholders' equity                  1,051,825          182,976       1,234,801

      Total liabilities and           ---------------- ---------------- ---------------
         stockholders' equity               1,696,382           38,976       1,735,358
                                      ================ ================ ===============

   Modis Professional Services Incorporated and Subsidiaries
   Unaudited Pro Forma Condensed Consolidated Statements of Income (dollar amounts in thousands except per share amounts)

                                             (3)                                            (6)
                                          Historical         (4)             (5)           Other
                                         December 31,     Commercial       Health        Pro Forma         Pro
                                             1997         Businesses        Care        Adjustments       Forma
                                        --------------- --------------- -------------- -------------- ---------------
Revenue                                 $    2,424,826   $ (1,131,241)   $  (129,461)    $         -   $   1,164,124
Cost of revenue                              1,811,098       (884,593)       (90,896)              -         835,609
                                        --------------- --------------- -------------- -------------- ---------------
   Gross Profit                                613,728        (246,648       (38,565)              -         328,515
                                        --------------- --------------- -------------- -------------- ---------------
Operating expenses:
   General and administrative                  362,010       (156,239)       (16,500)              -         189,271
   Depreciation and amortization                36,059        (12,301)        (1,302)              -          22,456
   Remittance to franchisees                    24,095         (7,820)       (16,275)              -               -
   Merger related costs                          5,000         (5,000)              -              -               -
                                        --------------- --------------- -------------- -------------- ---------------
      Total operating expenses                 427,164       (181,360)       (34,077)              -         211,727
                                        --------------- --------------- -------------- -------------- ---------------
         Income from operations                186,564        (65,288)        (4,488)              -         116,788
                                        --------------- --------------- -------------- -------------- ---------------
   Interest expense, net                      (18,989)          3,661             713         18,820           4,205
                                        --------------- --------------- -------------- -------------- ---------------
Income from continuing operations
   before provision for income taxes           167,575        (61,627)        (3,775)         18,820         120,933
Provision for income taxes                      65,542        (25,304)        (1,435)          7,058          45,861
                                        =============== =============== ============== ============== ===============
Income from continuing operations        $     102,033    $   (36,323)   $    (2,340)    $    11,762     $    75,132
                                        =============== =============== ============== ============== ===============
Basic Income per common share
   from continuing operations            $        1.00                                                   $      0.74
                                        ===============                                               ===============
Average common shares outstanding,
   basic                                       101,914                                                       101,914
                                        ===============                                               ===============
Diluted income from continuing
   operations                            $        0.93                                                   $      0.70
                                        ===============                                               ===============
Average common shares outstanding.
   dilutive                                    113,109                                                       113,109
                                        ===============                                               ===============





                                             (7)
                                          Historical
                                          Six months          (8)
                                            Ended            Other
                                           June 30,        Pro Forma         Pro
                                             1998         Adjustments       Forma
                                        --------------- --------------- --------------
Revenue                                 $      799,875   $              $      799,875
Cost of revenue                                577,622              -          577,622
                                        --------------- --------------- --------------
   Gross Profit                                222,253              -          222,253
                                        --------------- --------------- --------------
Operating expenses:
   General and administrative                  120,398              -          120,398
   Depreciation and amortization                16,872              -           16,872
                                        --------------- --------------- --------------
      Total operating expenses                 137,270              -          137,270
                                        --------------- --------------- --------------
         Income from operations                 84,983              -           84,983
                                        --------------- --------------- --------------
   Interest expense, net                       (10,540)         10,081            (459)
                                        --------------- --------------- --------------
Income from continuing operations
   before provision for income taxes            74,443          10,081          84,524
Provision for income taxes                      28,222           3,840          32,062
                                        --------------- --------------- --------------
Income from continuing operations        $      46,221   $       6,241   $      52,462
                                        =============== =============== ==============
Basic income per common share
   from continuing operations            $        0.43                   $        0.49
                                        ===============                ===============
Average common shares outstanding,
      basic                                    107,922                         107,922
Diluted income per common share from
   continuing operations                 $        0.40                   $        0.45
                                        ===============                ===============
Average common shares outstanding,
      dilutive                                 119,444                         119,444
                                        ===============                ===============




See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Modis Professional Services Incorporated and Subsidiaries
Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements (dollar amounts in thousands except per share amounts)



(1) Represents the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10 Q/A for the period ended June 30, 1998.

(2) Represents the sale of the Company's commercial businesses, including: (i) the estimated gross gain on the sale of approximately $450,000, net of taxes of approximately $210,000; (ii) the complete repayment of the Company's outstanding revolving credit facility of $409,000; (iii) the recording of the tax liability related to the gain on the sale of approximately $210,000; (iv) the accrual of transaction related expenses and other commercial division related assets which are not being transferred as part of the sale of $55,000; and (v) the recording of the pre-tax net cash proceeds, net of the tangible net worth deficit estimated to be $40,000, of approximately $401,000.

(3) Represents the Company's historical income statement contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

(4) Represents the elimination of the results of operations of the Company's commercial businesses as if such operations had been sold as of January 1, 1998.

(5) Represents the elimination of the results of operations of the Company's health care businesses as if such operations had been sold as of January 1, 1998.

(6) Reflects pro forma interest income on the net cash received of approximately $195,000, resulting from the proceeds of the sale, less the paydown of the Company's credit facility, less the payment of the resulting tax liability and related cash transaction costs after the elimination of previously recorded interest expense related to the paydown of the Company's credit facility of $409,000 net of income taxes at a 38.0% effective tax rate, as if the sale of the Company's commercial businesses had occurred on January 1, 1997, assuming the Company's current investment rate of 5.25%.

(7) Represents the Company's historical results of operations for the related period as reported in the Company's Quarterly Report on Form 10-Q/A for the period ended June 30, 1998.

(8) Reflects interest income on the net cash received of $195,000, resulting from the proceeds of the sale, less the paydown of the Company's credit facility, less the payment of the resulting tax liability and related cash transaction costs after the elimination of previously recorded interest expense related to the paydown of the Company's credit facility of $409,000 net of income taxes at a 37.5% effective tax rate, as if the sale of the Company's commercial businesses had occurred on January 1, 1998, assuming the Company's current investment rate of 5.25%.

(9) As of June 30, 1998, the Components of Net assets of discontinued operations were as follows:

     Receivables                                         $       183,827
     Other current assets                                         55,936
          Total current assets                                   239,763

     Furniture, Equipment and Leasehold Improvements              22,202
     Goodwill                                                    215,285
     Other Assets                                                 10,371
          Total Assets                                           487,621

     Current Liabilities                                         113,241
     Non-current liabilities                                      12,356

                                                            ------------------
             Total Net assets of discontinued operations     $   362,024
                                                            ==================




        (c)  Exhibits

        (2) Acquisition Agreement dated as of August 27, 1998 among Randstad Holding nv, Randstad US, L.P. and AccuStaff Incorporated and as amended as of September 3, 1998 and September 11, 1998.

     (99.1) Modis Professional Services, Inc. Press Release issued October 1, 1998.

     (99.2) Modis Professional Services, Inc. Press Release issued October 1, 1998.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Modis Professional Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 15, 1998

                                         MODIS PROFESSIONAL SERVICES, INC.


                                         By: /s/ Robert P. Crouch
                                             -----------------------------
                                         Name:  Robert P. Crouch
                                         Title: Vice President and Cheif
                                                Accounting Officer